Exhibit 10.35

No. WSG0510-0871

Date: March 16, 2006

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Hawaiian Telcom Communications, Inc.
Address:	1177 Bishop Street
Honolulu, HI 96813

This First Amendment (WSG0501-0871) is made to the Sprint Master Service Agreement (WSG0501-0023) between SPRINT COMMUNICATIONS COMPANY L.P. (“Sprint”) and Hawaiian Telcom Communications, Inc. (“Customer”), signed by Customer on November 23, 2005 and Sprint on December 5, 2005 (the “Agreement”), as amended by:

AMENDMENT NUMBER	WSG #	CUSTOMER SIGNATURE DATE	SPRINT SIGNATURE DATE
N/A	N/A	N/A	N/A

The term “Agreement” as referred to here includes all changes incorporated by previous amendments. The following modified and added terms and conditions are made a part of the Agreement effective March 1, 2006 (“First Amendment Commencement Date”). If during the First Amendment implementation process, a Service bills after the First Amendment Commencement Date at a rate other than the rate stated in this First Amendment, Sprint will adjust Customer’s invoice to apply the appropriate rate within 90 days after the date of the invoice containing the incorrect rate.

Sprint and Customer agree as follows:

1.	The Agreement is amended in Section 2.2 by adding a new Exhibit 5: Wholesale Operator Services (WOS), which is attached and incorporated by this reference.

2.	The Agreement is amended by adding a new Exhibit 5: Attachment A, which is attached and incorporated by this reference.

3.	The Agreement is amended by adding a new Exhibit 5: Attachment B, which is attached and incorporated by this reference.

4.	The Agreement is amended by adding a new Exhibit 5: Attachment C, which is attached and incorporated by this reference.

5.	The Agreement is amended by adding a new Exhibit 5: Attachment D, which is attached and incorporated by this reference.

6.	The Agreement is amended by deleting Section 3.3 in its entirety and replacing it with the following:

3.3	Minimum Term Commitment (MTC):

Customer’s MTC shall be as set forth in the table below.

Effective Date of Termination	Minimum Term Commitment
During Contract Year 1	None

During Contract Year 2 and 3	24 x 70% x A, where A equals the average recurring amounts paid by Customer to Sprint under Exhibits 1, 2, and 5 during the last three (3) months of Contract Year 1. There are no MMCs under this Exhibit.

During Renewal Contract Years	None

7.	The Agreement is amended by adding new Section 11 to Exhibit 1: Attachment A-1 as follows:

11.	Customer Provided Access / Co-Located Access Promotional MRC and NRC Waivers.

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION

No. WSG0510-0871

Date: March 16, 2006

FIRST AMENDMENT TO SPRINT MASTER SERVICE AGREEMENT

Customer Name:	Hawaiian Telcom Communications, Inc.
Address:	1177 Bishop Street
Honolulu, HI 96813

Customer Provided Access to the Sprint POP (CPA to POP) Sprint will waive 100% of CPA to the POP Domestic COC MRC and NRC charges on OC12 and lower bandwidth Services local dedicated access CPA to the POP lines installed during the Term.

Customer Provided Access to the Sprint Serving Wire Center (CPA to SWC) Sprint will waive 100% of CPA to the SWC Domestic COC MRC and NRC charges, 50% of CPA to the SWC Domestic EFC MRC charges, and 100% of the CPA to the SWC Domestic EFC NRC charges on OC12 and lower bandwidth Services local dedicated access CPA to the SWC lines installed during the Term.

Co-Located Access (COLOC) Sprint will waive 100% of Domestic Co-Located Access COC MRC charges on OC12 and lower bandwidth Services local access COLOC lines installed during the Term.

8.	The Agreement is amended in Exhibit 2 by deleting Exhibit 2: Attachment Frame Relay – 2 in its entirety and replacing it with Exhibit 2: Attachment Frame Relay - 2, which is attached and incorporated by this reference.

9.	All other terms and conditions in the Agreement, not amended above, will remain in effect. This Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ nondisclosure agreement. Alterations to this Amendment will not be valid unless accepted in writing by a Sprint officer or authorized designee. To become effective, this Amendment must be:

9.1.	Signed by a Customer representative;

9.2.	Delivered to Sprint within 45 days after March 16, 2006; and

9.3.	Signed by a Sprint officer or authorized designee.

HAWAIIAN TELCOM COMMUNICATIONS, INC.		SPRINT COMMUNICATIONS COMPANY L.P.

By:	/s/ David A. Torline	By:	/s/ David A. Falter
Name:	David A. Torline	Name:	David A. Falter
Title:	SVP & Chief Information Officer	Title:	Managing Director/Vice President, Wholesale Services Group

Date: March 22, 2006		Date: April 10, 2006

Address:	1177 Bishop Street	Address:	5020 Riverside Drive
	Honolulu, HI 96813		Irving, TX 75039

Approved as to Legal Form
LKP 3-16-06

Sprint Law Dept.

RESTRICTED

SPRINT CONFIDENTIAL & PROPRIETARY INFORMATION